Exhibit 10.1

MARKETING AGREEMENT

This MARKETING AGREEMENT (hereinafter the "Agreement") is made this _1st day of May, 2002, by and between Trammell Crow Residential Services (hereinafter referred to as "OWNER"), and GEXA Corp. dba Gexa Energy Corp. (hereinafter referred to as "Company"), a TEXAS Corporation (collectively referred to as the "Parties").

W I T N E S S E T H :

WHEREAS, Company is a certified Retail Electric Provider in the State of Texas licensed by the Texas Public Utility Commission and engaged in the marketing of electricity.

WHEREAS, Owner desires to market and sell the electricity services offered by Company to its tenants and customers.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration which is hereby expressly acknowledged, the Parties agree as follows:

ARTICLE I

TERM

Term of Agreement. The term of this Agreement shall be for a one year period commencing on the date first above written and expiring twelve calendar months thereafter at midnight, and renewing automatically upon the same terms and conditions unless either party advises the other in writing 30 days prior to expiration.

Termination. This Agreement may be terminated by either party upon 60 days prior written notice to the other party, or for cause or breach ("Breach") after a 20 day written notice to the other party identifying the Breach and granting the party that has Breached 20 days to cure said Breach.

ARTICLE II

Independent Party

Independent Parties. Nothing contained herein shall be construed as establishing a joint venture or partnership between the Parties. Each Party to this Agreement shall have no control over the other Party’s manner or method in which it performs its services, except as expressly provided herein.

ARTICLE III

Duties. Owner shall provide Services as described herein on a timely basis and shall at all times act in a professional and workmanlike manner.

Compliance. Each Party to this Agreement shall comply with all laws relating to its separate business operations.

ARTICLE IV

BUSINESS STANDARDS

Business Standards. Each party in performing its obligations under this Agreement, shall establish and maintain appropriate business standards, procedures, and controls, including those necessary to avoid any real or apparent impropriety or adverse impact on the interest of the other.

Taxes. Owner shall be solely responsible for the payment wherever payable of any income taxes or other taxes, contributions or insurance premiums that pertain to the fee paid hereunder.

ARTICLE V

COMPENSATION

Compensation for Gexa Energy:Condifential.

Marketing material: Gexa Energy shall provide training to owners employees and agents as well as marketing and promotional items to owner for use by Owner.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Additional Assurances. The provisions of this Agreement shall be self-operative and shall not require further agreement by the parties except as may be specifically provided to the contrary in this Agreement; provided, however, at the request of Company, Owner shall execute such additional instruments and take such additional acts as Company reasonably may deem necessary to effectuate this Agreement.

Use Of Name: Each party grants the other party the right to use the other party’s name and or logo in connection with marketing efforts during the term of this agreement and any subsequent renewals. Each party may promote that they have entered into a strategic marketing relationship with one another. Such right may be withdrawn by either party at any time.

Consents, Approvals, and Discretion. Except as expressly provided to the contrary in this Agreement, whenever any consent or approval is required to be given by either party under this Agreement, or either party must or may exercise discretion, the parties agree that such consent or approval shall not be unreasonably withheld or delayed and such discretion shall be reasonably exercised.

Arbitration. Any dispute as to the rights and duties of the parties under this Agreement or to its construction, validity, or enforcement shall be submitted to binding arbitration in Houston, Harris County, Texas pursuant to the rules of the American Arbitration Association with discovery proceedings pursuant to such rules. The decision of the arbitrators shall be enforceable in any court of competent jurisdiction. The prevailing party in such arbitration or any proceeding in respect thereof or challenging such arbitration, shall be entitled to receive its or his attorney fees and court costs incurred in connection therewith.

Choice of Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the State of Texas, Harris County shall be the venue for any litigation, special proceeding, or other proceeding as between the parties that may be brought, or arise out of, in connection with or by reason of this Agreement.

Benefit/Assignment. Subject to any provision herein to the contrary, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors, and assigns; provided, however, that Owner may not assign this Agreement or any or all of his rights or obligations hereunder without prior written consent of Company.

Waiver of Breach. The waiver by Company or Owner of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver by Company or Owner of any subsequent breach of the same or other provision hereof.

Notice. Any notice, demand, or communication required, permitted, or desired to be given hereunder shall be deemed effectively given when personally delivered or two days after having been mailed by prepaid, certified mail, return receipt requested, at the below listed address.

Or to such other address, and to the attention of such other person or officer, as either party may designate, with copies thereof to the respective counsel thereof, all at the addresses that a party may designate by like written notice.

Severability. In the event any provision of this Agreement is held to be invalid, illegal, or unenforceable for any reason and in any respect, such invalidity, illegality, or unenforceability thereof shall not affect the remainder of this Agreement, which shall be, in full force and effect, enforceable in accordance with its terms.

Gender and Number. Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

Divisions and Headings. The division of this Agreement into sections and the use of captions and headings in connection therewith are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

Entire Agreement/Amendment. This Agreement supersedes all previous contracts, and constitutes the entire agreement of whatsoever kind or nature existing between or among the parties respecting the subject matter and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect. The parties specifically acknowledge that, in entering into and executing this Agreement, each is relying solely upon the representations and agreements contained in this Agreement and no others. All prior representations or agreements, whether written or oral, not expressly incorporated herein, are superseded and no changes in or additions to this Agreement shall be recognized unless and until made in writing and signed by all parties hereto.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed in multiple originals on the day and year first above written.

Gexa Corp

By:_________________________ Address: 24 Greenway Plaza Suite 1826

Title: _______________________ Houston, Texas 77046

Owner:

By:_________________________ Address: ______________________

Title:_______________________ ______________________________

Apartment Community Name & Address: English______ Spanish_________ Both_________

______________________________

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